                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                             Distribution Date:     10/15/2003

Section 5.2 - Supplement                                       Class A         Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                   0.00             0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                            1,458,333.33       142,915.85      218,125.97           1,819,375.15
       Deficiency Amounts                                              0.00             0.00                                   0.00
       Additional Interest                                             0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii)  Collections of Principal Receivables                  229,422,264.80    19,118,412.82   24,581,066.19         273,121,743.81

(iv)   Collections of Finance Charge Receivables              17,714,998.82     1,476,241.47    1,898,044.02          21,089,284.31

(v)    Aggregate Amount of Principal Receivables                                                                  33,902,022,575.44

                                  Investor Interest        1,400,000,000.00   116,666,000.00  150,000,666.67       1,666,666,666.67
                                  Adjusted Interest        1,400,000,000.00   116,666,000.00  150,000,666.67       1,666,666,666.67

                                                  Series
       Floating Investor Percentage                  4.92%           84.00%            7.00%           9.00%                100.00%
       Fixed Investor Percentage                     4.92%           84.00%            7.00%           9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.60%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                1.95%
                                                                                                                  ------------------
                                                Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                 7,110,687.27       592,553.89      761,862.74           8,465,103.90

(viii) Investor Charge-Offs                                            0.00             0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00            0.00

(x)    Net Servicing Fee                                       1,166,666.67        97,221.67      125,000.56           1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                                        9.30%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,400,000,000.00   116,666,000.00  150,000,666.67       1,666,666,666.67

(xiv)  LIBOR                                                                                                               1.12000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        16,553,518.66     1,379,019.80    1,773,043.47          19,705,581.93

(xxii) Certificate Rate                                            1.25000%         1.47000%        1.74500%

------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
           ---------------------------------
       Name: Patricia M. Garvey
       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                             Distribution Date:   10/15/2003

Section 5.2 - Supplement                                     Class A         Class B         Collateral              Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                         1,159,583.33       112,603.78       181,741.56           1,453,928.67
       Deficiency Amounts                                           0.00             0.00                                    0.00
       Additional Interest                                          0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                    0.00                   0.00

(iii)  Collections of Principal Receivables               188,454,003.23    15,704,445.64    20,191,554.96         224,350,003.84

(iv)   Collections of Finance Charge Receivables           14,551,606.17     1,212,629.63     1,559,104.88          17,323,340.68

(v)    Aggregate Amount of Principal Receivables                                                                33,902,022,575.44

                                   Investor Interest    1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                   Adjusted Interest    1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
       Floating Investor Percentage                4.04%          84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   4.04%          84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                     95.60%
               30 to 59 days                                                                                                1.41%
               60 to 89 days                                                                                                1.04%
               90 or more days                                                                                              1.95%
                                                                                                               -------------------
                                                Total Receivables                                                         100.00%

(vii)  Investor Default Amount                              5,840,921.69       486,741.78       625,814.73           6,953,478.20

(viii) Investor Charge-Offs                                         0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00             0.00             0.00

(x)    Net Servicing Fee                                      958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                     9.30%

(xii)  Reallocated Monthly Principal                                                 0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00   95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                             1.12000%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                     13,593,272.84     1,132,768.80     1,456,426.03          16,182,467.67

(xxii) Certificate Rate                                         1.21000%         1.41000%         1.77000%

----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                      Distribution Date:         10/15/2003
                                                                                         Period Type:           Accumulation
Section 5.2 - Supplement                                  Class A          Class B        Collateral                Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00    54,166,000.00   23,214,286.00          77,380,286.00

(ii)   Monthly Interest Distributed                              0.00        66,804.73       33,999.26             100,803.99
       Deficiency Amounts                                        0.00             0.00                                   0.00
       Additional Interest                                       0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                0.00                   0.00

(iii)  Collections of Principal Receivables            106,517,480.09     8,876,347.43   11,412,696.43         126,806,523.94

(iv)   Collections of Finance Charge Receivables                 0.00       685,393.30      293,743.61             979,136.91

(v)    Aggregate Amount of Principal Receivables                                                            33,902,022,575.44

                                          Investor Interest      0.00    54,166,000.00   23,214,286.00          77,380,286.00
                                          Adjusted Interest      0.00    54,166,000.00   23,214,286.00          77,380,286.00

                                             Series
       Floating Investor Percentage              0.23%          0.00%           70.00%          30.00%                100.00%
       Fixed Investor Percentage                 2.28%         84.00%            7.00%           9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.60%
               30 to 59 days                                                                                            1.41%
               60 to 89 days                                                                                            1.04%
               90 or more days                                                                                          1.95%
                                                                                                           -------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                   0.00       275,112.49      117,906.81             393,019.30

(viii) Investor Charge-Offs                                      0.00             0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00             0.00            0.00

(x)    Net Servicing Fee                                         0.00        45,138.33       19,345.24              64,483.57

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.30%

(xii)  Reallocated Monthly Principal                                              0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)              0.00             0.00            0.00                   0.00

(xiv)  LIBOR                                                                                                         1.12000%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                          81.11       640,254.97      274,398.37             914,734.45

(xxii) Certificate Rate                                      1.28000%         1.48000%        1.97000%

------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


           By:
               ---------------------------------
           Name: Patricia M. Garvey
           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                      Distribution Date:          10/15/2003
                                                                                         Period Type:              Revolving
Section 5.2 - Supplement                                    Class A        Class B        Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00             0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                        800,000.00        78,645.83      148,660.71           1,027,306.55
       Deficiency Amounts                                        0.00             0.00                                   0.00
       Additional Interest                                       0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                0.00                   0.00

(iii)  Collections of Principal Receivables            122,904,784.72    10,242,065.39   13,168,369.81         146,315,219.92

(iv)   Collections of Finance Charge Receivables         9,490,177.94       790,848.16    1,016,804.78          11,297,830.88

(v)    Aggregate Amount of Principal Receivables                                                            33,902,022,575.44

                                    Investor Interest  750,000,000.00    62,500,000.00   80,357,143.00         892,857,143.00
                                    Adjusted Interest  750,000,000.00    62,500,000.00   80,357,143.00         892,857,143.00

                                             Series
       Floating Investor Percentage              2.63%         84.00%            7.00%           9.00%                100.00%
       Fixed Investor Percentage                 2.63%         84.00%            7.00%           9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.60%
               30 to 59 days                                                                                            1.41%
               60 to 89 days                                                                                            1.04%
               90 or more days                                                                                          1.95%
                                                                                                           -------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                           3,809,296.75       317,441.40      408,138.94           4,534,877.09

(viii) Investor Charge-Offs                                      0.00             0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00             0.00            0.00

(x)    Net Servicing Fee                                   625,000.00        52,083.33       66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.30%

(xii)  Reallocated Monthly Principal                                              0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)    750,000,000.00    62,500,000.00   80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                         1.12000%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                   8,865,177.94       738,764.83      949,840.50          10,553,783.26

(xxii) Certificate Rate                                      1.28000%         1.51000%        2.32000%

------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                    Distribution Date:       10/15/2003
                                                                                          Period Type:        Revolving
Section 5.2 - Supplement                                                                                        Total
--------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                             0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                 4,717,500.00
       Class B Note Interest Requirement                   279,708.54
       Net Class C Note Interest Requirement                88,006.30                                        5,085,214.84

(iii)  Collections of Principal Receivables                                                                158,286,614.14

(iv)   Collections of Finance Charge Receivables                                                            12,222,210.36

(v)    Aggregate Amount of Principal Receivables                                                        33,902,022,575.44

                        Investor Interest                                                                  965,910,000.00
                        Adjusted Interest                                                                  965,910,000.00


       Floating Investor Percentage                                                                                 2.85%
       Fixed Investor Percentage                                                                                    2.85%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                             95.60%
               30 to 59 days                                                                                        1.41%
               60 to 89 days                                                                                        1.04%
               90 or more days                                                                                      1.95%
                                                                                                       -------------------
                                          Total Receivables                                                       100.00%

(vii)  Investor Default Amount                                                                               4,905,917.10

(viii) Investor Charge-Offs                                                                                          0.00

(ix)   Reimbursed Investor Charge-Offs                                                                               0.00

(x)    Net Servicing Fee                                                                                       804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                             9.30%

(xii)  Portfolio Supplemented Yield                                                                                10.82%

(xiii) Reallocated Monthly Principal                                                                                 0.00

(xiv)  Accumulation Shortfall                                                                                        0.00

(xv)   Principal Funding Investment Proceeds                                                                         0.00

(xvi)  Principal Funding Investment Shortfall                                                                        0.00

(xvii) Available Investor Finance Charge Collections                                                        11,417,285.36

(xviii)Note  Rate                         Class A            6.66000%
                                          Class B            6.95000%
                                          Class C            2.07000%

--------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                       Distribution Date:      10/15/2003
                                                                                             Period Type:      Revolving
Section 5.2 - Supplement                                                                                          Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     806,250.00
       Class B Note Interest Requirement                      76,562.50
       Net Class C Note Interest Requirement                 117,268.34                                       1,000,080.84

(iii)  Collections of Principal Receivables                                                                 146,315,196.49

(iv)   Collections of Finance Charge Receivables                                                             11,297,829.07

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.63%
       Fixed Investor Percentage                                                                                     2.63%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,534,876.36

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,553,781.57

(xxii) Note  Rate                         Class A              1.29000%
                                          Class B              1.47000%
                                          Class C              1.85000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                                                       Distribution Date:      10/15/2003
                                                                                             Period Type:      Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     781,250.00
       Class B Note Interest Requirement                      76,562.50
       Net Class C Note Interest Requirement                 115,259.40                                         973,071.90

(iii)  Collections of Principal Receivables                                                                 146,315,196.49

(iv)   Collections of Finance Charge Receivables                                                             11,297,829.07

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.63%
       Fixed Investor Percentage                                                                                     2.63%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,534,876.36

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,553,781.57

(xxii) Note  Rate                         Class A              1.25000%
                                          Class B              1.47000%
                                          Class C              1.82000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1


                                                                                     Distribution Date:      10/15/2003
                                                                                           Period Type:      Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     749,700.00
       Class B Note Interest Requirement                      75,366.67
       Net Class C Note Interest Requirement                 119,289.63                                         944,356.30

(iii)  Collections of Principal Receivables                                                                 139,292,089.34

(iv)   Collections of Finance Charge Receivables                                                             10,755,535.00

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                   850,000,000.00
                        Adjusted Interest                                                                   850,000,000.00


       Floating Investor Percentage                                                                                  2.51%
       Fixed Investor Percentage                                                                                     2.51%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,317,202.99

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,047,201.66

(xxii) Note  Rate                         Class A              1.26000%
                                          Class B              1.52000%
                                          Class C              1.97000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     516,666.67
       Class B Note Interest Requirement                      51,388.07
       Net Class C Note Interest Requirement                  85,769.26                                         653,824.00

(iii)  Collections of Principal Receivables                                                                  97,543,464.33

(iv)   Collections of Finance Charge Receivables                                                              7,531,886.05

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                   595,238,000.00
                        Adjusted Interest                                                                   595,238,000.00


       Floating Investor Percentage                                                                                  1.76%
       Fixed Investor Percentage                                                                                     1.76%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,023,250.91

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          7,035,854.38

(xxii) Note  Rate                         Class A              1.24000%
                                          Class B              1.48000%
                                          Class C              2.02000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     743,750.00
       Class B Note Interest Requirement                      76,041.67
       Net Class C Note Interest Requirement                 125,304.03                                         945,095.70

(iii)  Collections of Principal Receivables                                                                 146,315,196.49

(iv)   Collections of Finance Charge Receivables                                                             11,297,829.07

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                   892,857,000.00
                        Adjusted Interest                                                                   892,857,000.00


       Floating Investor Percentage                                                                                  2.63%
       Fixed Investor Percentage                                                                                     2.63%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                4,534,876.36

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         10,553,781.57

(xxii) Note  Rate                         Class A              1.19000%
                                          Class B              1.46000%
                                          Class C              1.97000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Distribution allocable to :
       Class A Note Interest Requirement                     871,010.00
       Class B Note Interest Requirement                      87,500.00
       Net Class C Note Interest Requirement                 144,090.68                                       1,102,600.68

(iii)  Collections of Principal Receivables                                                                 163,873,046.29

(iv)   Collections of Finance Charge Receivables                                                             12,653,570.59

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  2.95%
       Fixed Investor Percentage                                                                                     2.95%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,079,062.34

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,820,237.25

(xxii) Note  Rate                         Class A              5.50000%
                                          Class B              1.50000%
                                          Class C              2.02000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,281,000.00
       Class B Note Interest Requirement                     137,375.00
       Net Class C Note Interest Requirement                 227,386.15                                       1,645,761.15

(iii)  Collections of Principal Receivables                                                                 245,809,569.43

(iv)   Collections of Finance Charge Receivables                                                             18,980,355.88

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.42%
       Fixed Investor Percentage                                                                                     4.42%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,618,593.51

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,730,355.88

(xxii) Note  Rate                         Class A              1.22000%
                                          Class B              1.57000%
                                          Class C              2.12000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6


                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,050,000.00
       Class B Note Interest Requirement                     112,000.00
       Net Class C Note Interest Requirement                 190,908.90                                       1,352,908.90

(iii)  Collections of Principal Receivables                                                                 196,647,655.55

(iv)   Collections of Finance Charge Receivables                                                             15,184,284.70

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,200,000,000.00
                        Adjusted Interest                                                                 1,200,000,000.00


       Floating Investor Percentage                                                                                  3.54%
       Fixed Investor Percentage                                                                                     3.54%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                6,094,874.81

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         14,184,284.70

(xxii) Note  Rate                         Class A              1.25000%
                                          Class B              1.60000%
                                          Class C              2.22000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     854,000.00
       Class B Note Interest Requirement                      88,083.33
       Net Class C Note Interest Requirement                 150,090.68                                       1,092,174.01

(iii)  Collections of Principal Receivables                                                                 163,873,046.29

(iv)   Collections of Finance Charge Receivables                                                             12,653,570.59

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  2.95%
       Fixed Investor Percentage                                                                                     2.95%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,079,062.34

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,820,237.25

(xxii) Note  Rate                         Class A              1.22000%
                                          Class B              1.51000%
                                          Class C              2.10000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2


                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,146,600.00
       Class B Note Interest Requirement                     118,416.67
       Net Class C Note Interest Requirement                 201,727.06                                       1,466,743.73

(iii)  Collections of Principal Receivables                                                                 229,422,264.80

(iv)   Collections of Finance Charge Receivables                                                             17,714,998.82

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,400,000,000.00
                        Adjusted Interest                                                                 1,400,000,000.00


       Floating Investor Percentage                                                                                  4.13%
       Fixed Investor Percentage                                                                                     4.13%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,110,687.27

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         16,548,332.15

(xxii) Note  Rate                         Class A              1.17000%
                                          Class B              1.45000%
                                          Class C              2.02000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,354,500.00
       Class B Note Interest Requirement                     137,375.00
       Net Class C Note Interest Requirement                 230,761.15                                       1,722,636.15

(iii)  Collections of Principal Receivables                                                                 245,809,569.43

(iv)   Collections of Finance Charge Receivables                                                             18,980,355.88

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.42%
       Fixed Investor Percentage                                                                                     4.42%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,618,593.51

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,730,355.88

(xxii) Note  Rate                         Class A              1.29000%
                                          Class B              1.57000%
                                          Class C              2.15000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4


                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,228,500.00
       Class B Note Interest Requirement                     125,125.00
       Net Class C Note Interest Requirement                 209,386.15                                       1,563,011.15

(iii)  Collections of Principal Receivables                                                                 245,809,569.43

(iv)   Collections of Finance Charge Receivables                                                             18,980,355.88

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.42%
       Fixed Investor Percentage                                                                                     4.42%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,618,593.51

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,730,355.88

(xxii) Note  Rate                         Class A              1.17000%
                                          Class B              1.43000%
                                          Class C              1.96000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     854,000.00
       Class B Note Interest Requirement                      86,333.33
       Net Class C Note Interest Requirement                 147,840.68                                       1,088,174.01

(iii)  Collections of Principal Receivables                                                                 163,873,046.29

(iv)   Collections of Finance Charge Receivables                                                             12,653,570.59

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,000,000,000.00
                        Adjusted Interest                                                                 1,000,000,000.00


       Floating Investor Percentage                                                                                  2.95%
       Fixed Investor Percentage                                                                                     2.95%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,079,062.34

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         11,820,237.25

(xxii) Note  Rate                         Class A              1.22000%
                                          Class B              1.48000%
                                          Class C              2.07000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                        Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     908,600.00
       Class B Note Interest Requirement                      94,325.00
       Net Class C Note Interest Requirement                 170,874.82                                       1,173,799.82

(iii)  Collections of Principal Receivables                                                                 180,260,350.92

(iv)   Collections of Finance Charge Receivables                                                             13,918,927.64

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.24%
       Fixed Investor Percentage                                                                                     3.24%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,586,968.57

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         13,002,260.98

(xxii) Note  Rate                         Class A              1.18000%
                                          Class B              1.47000%
                                          Class C              2.17000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     651,000.00
       Class B Note Interest Requirement                      67,812.50
       Net Class C Note Interest Requirement                 127,755.57                                         846,568.07

(iii)  Collections of Principal Receivables                                                                 122,904,784.72

(iv)   Collections of Finance Charge Receivables                                                              9,490,177.94

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                   750,000,000.00
                        Adjusted Interest                                                                   750,000,000.00


       Floating Investor Percentage                                                                                  2.21%
       Fixed Investor Percentage                                                                                     2.21%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                3,809,296.75

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        625,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                          8,865,177.94

(xxii) Note  Rate                         Class A              1.24000%
                                          Class B              1.55000%
                                          Class C              2.37000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     908,600.00
       Class B Note Interest Requirement                      95,608.33
       Net Class C Note Interest Requirement                 174,999.82                                       1,179,208.15

(iii)  Collections of Principal Receivables                                                                 180,260,350.92

(iv)   Collections of Finance Charge Receivables                                                             13,918,927.64

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,100,000,000.00
                        Adjusted Interest                                                                 1,100,000,000.00


       Floating Investor Percentage                                                                                  3.24%
       Fixed Investor Percentage                                                                                     3.24%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,586,968.57

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                        916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         13,002,260.98

(xxii) Note  Rate                         Class A              1.18000%
                                          Class B              1.49000%
                                          Class C              2.22000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                                                                     Distribution Date:       10/15/2003
                                                                                           Period Type:       Revolving
Section 5.2 - Supplement                                                                                         Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   1,228,500.00
       Class B Note Interest Requirement                     130,375.00
       Net Class C Note Interest Requirement                 238,636.15                                       1,597,511.15

(iii)  Collections of Principal Receivables                                                                 245,809,569.43

(iv)   Collections of Finance Charge Receivables                                                             18,980,355.88

(v)    Aggregate Amount of Principal Receivables                                                         33,902,022,575.44

                        Investor Interest                                                                 1,500,000,000.00
                        Adjusted Interest                                                                 1,500,000,000.00


       Floating Investor Percentage                                                                                  4.42%
       Fixed Investor Percentage                                                                                     4.42%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.60%
               30 to 59 days                                                                                         1.41%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       1.95%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                7,618,593.51

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Net Servicing Fee                                                                                      1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                              9.30%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         17,730,355.88

(xxii) Note  Rate                         Class A              1.17000%
                                          Class B              1.49000%
                                          Class C              2.22000%

---------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2


                                                                                     Distribution Date:         10/15/2003
                                                                                           Period Type:         Revolving
Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,153,740.00
       Class B Note Interest Requirement                       114,905.00
       Net Class C Note Interest Requirement                   233,281.60                                         1,501,926.60

(iii)  Collections of Principal Receivables                                                                     219,589,882.03

(iv)   Collections of Finance Charge Receivables                                                                 16,955,784.58

(v)    Aggregate Amount of Principal Receivables                                                             33,902,022,575.44

                         Investor Interest                                                                    1,340,000,000.00
                         Adjusted Interest                                                                    1,340,000,000.00


       Floating Investor Percentage                                                                                      3.95%
       Fixed Investor Percentage                                                                                         3.95%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.60%
               30 to 59 days                                                                                             1.41%
               60 to 89 days                                                                                             1.04%
               90 or more days                                                                                           1.95%
                                                                                                           --------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                    6,805,943.53

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,116,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.30%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             15,839,117.92

(xxii) Note  Rate                          Class A               1.23000%
                                           Class B               1.47000%
                                           Class C               2.42000%

-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3

                                                                                       Distribution Date:         10/15/2003
                                                                                             Period Type:         Revolving
Section 5.2 - Supplement                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,226,925.00
       Class B Note Interest Requirement                        122,193.75
       Net Class C Note Interest Requirement                    224,566.82                                          1,573,685.57

(iii)  Collections of Principal Receivables                                                                       233,519,090.96

(iv)   Collections of Finance Charge Receivables                                                                   18,031,338.08

(v)    Aggregate Amount of Principal Receivables                                                               33,902,022,575.44

                          Investor Interest                                                                                 0.00
                          Adjusted Interest                                                                                 0.00


       Floating Investor Percentage                                                                                        4.20%
       Fixed Investor Percentage                                                                                           0.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.60%
               30 to 59 days                                                                                               1.41%
               60 to 89 days                                                                                               1.04%
               90 or more days                                                                                             1.95%
                                                                                                             --------------------
                                            Total Receivables                                                            100.00%

(vii)  Investor Default Amount                                                                                      7,237,663.83

(viii) Investor Charge-Offs                                                                                                 0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                      0.00

(x)    Net Servicing Fee                                                                                            1,187,500.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                    9.30%

(xii)  Reallocated Monthly Principal                                                                                        0.00

(xiii) Accumulation Shortfall                                                                                               0.00

(xiv)  Principal Funding Investment Proceeds                                                                                0.00

(xv)   Principal Funding Investment Shortfall                                                                               0.00

(xvi)  Available Investor Finance Charge Collections                                                               16,843,838.08

(xxii) Note  Rate                           Class A               1.23000%
                                            Class B               1.47000%
                                            Class C               2.20000%

---------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

      By:
            ----------------------------------------
      Name: Patricia M. Garvey
      Title: Vice President